PARTICIPATION AGREEMENT

THIS AGREEMENT made the 10th day of February, 2003

BETWEEN:

PATCH ENERGY INC.

(herein called "Patch")

OF THE FIRST PART

AND:

FAIRCHILD INTERNATIONAL CORPORATION

(herein called "Fairchild")

OF THE SECOND PART

WHEREAS:

  Pursuant to the terms of a farmout and joint operating agreement dated May 1, 2002 (the "Farmout Agreement") between Patch, True Energy Inc. and Arsenal Energy Inc., Patch has earned a 12.5% interest (the "Interest") in the Farmout Lands (as defined in the Farmout Agreement);

  The parties to the Farmout Agreement are proposing to carry out a further 10 well drill program (the "Second Program");

  Fairchild is desirous of earning a 1.75% interest in the Second Program, being a one-sixth (1/6th) share of the Interest in the Second Program (the "Partial Interest") in consideration of incurring an equal percentage of the costs (the "Costs") associated with the Second Program;

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

  PARTICIPATION

    Patch hereby agrees to grant to Fairchild the right to earn the Partial Interest.

    In order to earn the Partial Interest Fairchild shall fund and in this regard Fairchild shall pay such Costs as and when requested by Patch in order that Patch may fulfil its obligations under the Farmout Agreement in respect of the Costs provided that, if Fairchild fails to make any such payments, its right to earn the Partial Interest shall cease and this Agreement shall be terminated.

    In circumstances where Fairchild incurs all the Costs, it shall have earned the right to the Partial Interest and, in such instance, Patch shall use its reasonable best efforts to seek the consents necessary to assign the Partial Interest to Fairchild provided that, if such consents are not obtained, Patch shall hold the Partial Interest in trust for Fairchild.

  REPRESENTATIONS AND WARRANTIES OF PATCH

    Patch represents and warrants to Fairchild in order to induce Fairchild to enter into this Agreement, as follows:

      the Farmout Agreement is in good standing, not in default and enforceable by Patch in accordance with its terms;

      Patch has not assigned, transferred, optioned or otherwise encumbered the Interest except as provided for herein; and

      Patch has all corporate authority and has obtained any and all consents required to enter into this Agreement.

  REPRESENTATIONS AND WARRANTIES OF FAIRCHILD

    Fairchild represents and warrants to Patch in order to induce Patch to enter into this Agreement that Fairchild has all corporate authority and has obtained any and all consents required to enter into this Agreement.

  COVENANTS OF PATCH

    Patch covenants with Fairchild that it shall:

      upon receipt of any payments from Fairchild pursuant to section 1.2 hereof, advance those payments to True in accordance with the terms of the Farmout Agreement;

      keep Fairchild informed in a timely manner of the operations under the Farmout Agreement and shall provide Fairchild with copies of any data it shall receive of the Second Program; and

      upon Fairchild having earned the Partial Interest, forthwith upon receipt of same, forward any revenues received by Patch on account of the Partial Interest to Fairchild.

  CLARIFICATION

    Notwithstanding any provisions contained in that participation agreement entered into between the parties hereto dated December 2, 2003 (the "First Agreement"), it is acknowledged and agreed that the interest earned by Fairchild under the First Agreement was limited to an interest in the Test Wells (as defined in the Farmout Agreement).

  GENERAL

    Time shall be of the essence in this Agreement.

    This Agreement may be executed in counterpart and delivered by facsimile transmission and each counterpart, once so delivered to the other party, shall be binding on the parties.

    This Agreement shall be subject to, interpreted, construed and enforced in accordance with the laws in effect in the Province of British Columbia. Each party accepts the jurisdiction of the courts of the Province of British Columbia.

    This Agreement supersedes and replaces all other agreements, documents, discussions and verbal understandings between the parties with respect to the Second Program and contains the entire agreement between the parties.

    The address for service of notices for each party is:
To Patch: Patch Energy Inc. Suite 600, 595 Hornby Street Vancouver, BC V6C 1A4 Attention: David Stadnyk

To Fairchild: Fairchild International Corporation Suite 600, 595 Hornby Street Vancouver, BC V6C 1A4 Attention: George Tsafalas

    This Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their respective successors and assigns.

    Each of the parties covenant and agree to do such acts and execute and deliver all such documents, conveyance and transfers as may be reasonably requested or required by the other party, in order to fully perform and carry out the terms of this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first set out above.

PATCH ENERGY INC.
/s/ David Stadnyk
Per:
Authorized Signatory

FAIRCHILD INTERNATIONAL CORPORATION
/s/ George Tsafalas
Per:
Authorized Signatory